CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in dollars per share)	$ 0.01	$ 0.01
Ordinary shares, shares authorized	294,000,000	294,000,000
Ordinary shares, shares issued	278,514,322	278,597,522
Ordinary shares, shares outstanding	278,514,322	278,597,522
Treasury stock, shares	10,567,898	9,884,698